UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      JANUARY 27, 2006
                                                       -------------------------

                                 FOOTSTAR, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-11681                                          22-3439443
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(Commission File Number)                       (IRS Employer Identification No.)


         933 MACARTHUR BOULEVARD
           MAHWAH, NEW JERSEY                                      07430
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.03.  BANKRUPTCY OR RECEIVERSHIP.

                  As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Case"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                  On January 27, 2006 (the "Confirmation Date"), the Court entered an order (the "Confirmation Order") confirming the Debtors' First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Plan"). Following the satisfaction of various conditions, the Company will emerge from bankruptcy on the effective date (the "Effective Date") of the Plan. A copy of the Plan is filed as Exhibit 2.1 hereto and incorporated herein by reference.

                  The following is a summary of the matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and as modified pursuant to the Confirmation Order. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

                  The Plan designates five Classes of Claims and two Classes of Interests. These Classes take into account the differing nature and priority under the Bankruptcy Code of the various Claims and Interests. The Plan provides for the treatment of Claims and Interests as follows:

1.         Unclassified Claims.

           (a) Administrative Expense Claims. Except to the extent that any entity entitled to payment of any Allowed Administrative Expense Claim agrees to a less favorable treatment, each holder of an Allowed Administrative Expense Claim, other than Postpetition Credit Facility Claims, shall receive Cash in an amount equal to such Allowed Administrative Expense Claim on the later of the Effective Date and the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors in Possession shall be paid in full and performed by the Debtors in Possession or Reorganized Debtors, as the case may be, in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions.


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           (b) Postpetition Credit Facility Claims. On the Effective Date, all
Loans (as defined in the Postpetition Credit Facility) or other required payments, including, without limitation, all fees, costs, and expenses due and owing under the Postpetition Credit Facility shall be indefeasibly paid in Cash in full.

           (c) Professional Compensation and Reimbursement Claims. All entities seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date pursuant to sections 330, 331, 503(b)(2), 503(b)(3), 503(b)(4), or
503(b)(5) of the Bankruptcy Code shall (i) file their respective final applications for allowances of compensation for services rendered and reimbursement of expenses incurred through the Confirmation Date by no later than the date that is ninety (90) days after the Confirmation Date or such other date as may be fixed by the Bankruptcy Court and (ii) if granted such an award by the Bankruptcy Court, be paid in full in such amounts as are Allowed by the Bankruptcy Court (A) on the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable or
(B) upon such other terms as may be mutually agreed upon between such holder of an Administrative Expense Claim and the Reorganized Debtors.

           (d) Priority Tax Claims. Except to the extent that a holder of an Allowed Priority Tax Claim has been paid by the Debtors prior to the Effective Date or agrees to a less favorable treatment, each holder of an Allowed Priority Tax Claim shall receive, at the sole option of the Reorganized Debtors, (i) Cash in an amount equal to such Allowed Priority Tax Claim on the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable, (ii) equal annual Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest at a fixed annual rate equal to five (5.0%) percent, commencing upon the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable (but not prior to the date of assessment), through the sixth (6th) anniversary of the date of assessment of such Allowed Priority Tax Claim, or
(iii) such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Priority Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim.

2.         Classified Claims and Interests.

           (a) Class 1 - Other Priority Claims. Except to the extent that a holder of an Allowed Other Priority Claim agrees to a less favorable treatment, each holder of an Allowed Other Priority Claim shall receive Cash in an amount equal to such Allowed Other Priority Claim on the later of the Effective Date and the date such Allowed Other Priority Claim becomes an Allowed Other Priority Claim, or as soon thereafter as is practicable.

           (b) Class 2 - Secured Tax Claims. Except to the extent that a holder of an Allowed Secured Tax Claim has been paid by the Debtors prior to the Effective Date or agrees to a less favorable treatment, each holder of an Allowed Secured Tax Claim shall receive Cash in an amount equal to such Allowed Secured Tax Claim, including any interest on such Allowed Secured Tax Claim


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required to be paid pursuant to section 506(b) of the Bankruptcy Code, on the later of the Effective Date and the date such Allowed Secured Tax Claim becomes an Allowed Secured Tax Claim.

           (c) Class 3 - Other Secured Claims. Except to the extent that a holder of an Allowed Other Secured Claim agrees to a less favorable treatment, at the sole option of the Reorganized Debtors, (i) each Allowed Other Secured Claim shall be reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of an Allowed Other Secured Claim to demand or receive payment of such Allowed Other Secured Claim prior to the stated maturity of such Allowed Other Secured Claim from and after the occurrence of a default, (ii) each holder of an Allowed Other Secured Claim shall receive Cash in an amount equal to such Allowed Other Secured Claim, including any interest on such Allowed Other Secured Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, on the later of the Effective Date and the date such Allowed Other Secured Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable, or (iii) each holder of an Allowed Other Secured Claim shall receive the Collateral securing its Allowed Other Secured Claim and any interest on such Allowed Other Secured Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, in full and complete satisfaction of such Allowed Other Secured Claim on the later of the Effective Date and the date such Allowed Other Secured Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable.

           (d) Class 4 - General Unsecured Claims. On the Effective Date, or as soon thereafter as is practicable, each holder of an Allowed General Unsecured Claim shall be paid Cash in an amount equal to the Allowed amount of such holder's General Unsecured Claim plus interest at the Case Interest Rate calculated through the Distribution Date in full and complete satisfaction of such holder's General Unsecured Claim.

           (e) Class 5 - Subordinated Claims. Each holder of an Allowed Subordinated Claim shall be paid pursuant to the AIG Settlement in full and complete satisfaction of such holder's Subordinated Claim.

           (f) Class 6 - Footstar Equity Interests. Except as set forth in
Section 9.04 of the Plan, the Equity Interests held by each Footstar Equity Interest holder shall be unaltered.

           (g) Class 7 - Subsidiary Equity Interests. Subject to the merger, dissolution, or other consolidation of the Subsidiaries following the Effective Date as set forth in the Substantive Consolidation Order or pursuant to Section
5.03 of the Plan, the Equity Interests held by each Subsidiary Equity Interest holder shall be unaltered.

3.         Effect of Confirmation.

           (a) Vesting of Assets. Upon the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, all property of the estates of the Debtors shall vest in the Reorganized Debtors free and clear of all Claims,


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Liens, encumbrances, charges, and other interests, except as provided herein.
From and after the Effective Date, the Reorganized Debtors may operate their businesses and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as provided herein.

           (b) Discharge of Claims. Except as otherwise provided herein or in the Confirmation Order, the rights afforded in the Plan and the payments and distributions to be made hereunder shall be in exchange for and in complete satisfaction, discharge, and release of all existing debts and Claims of any kind, nature, or description whatsoever, including any interest accrued on such Claims from and after the Commencement Date, against or in the Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as provided in the Plan, upon the Effective Date, all existing Claims against the Debtors, shall be, and shall be deemed to be, discharged and terminated, and all holders of Claims shall be precluded and enjoined from asserting against the Reorganized Debtors, or any of their assets or properties, any other or further Claim based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of Claim.

           (c) Discharge of Debtors. Upon the Effective Date, except as otherwise expressly provided herein, each holder (as well as any trustees and agents on behalf of each holder) of a Claim shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, rights, including rights of setoff and recoupment, and liabilities that arose prior to the Effective Date. Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against the Reorganized Debtors or any of their assets or properties.

           (d) Injunction. Except as otherwise expressly provided in the Plan, the Confirmation Order, or a separate order of the Bankruptcy Court, all entities and other parties in interest, along with their respective present or former employees, agents, officers, directors, or principals, who have held, hold, or may hold Claims against any or all of the Debtors, are permanently enjoined, on and after the Effective Date, from (i) commencing or continuing in any manner any action or other proceeding of any kind against the Reorganized Debtors with respect to any Claim, (ii) enforcing, attaching, collecting, or recovering by any manner or means of any judgment, award, decree, or order against the Reorganized Debtors on account of any Claim, (iii) creating, perfecting, or enforcing any encumbrance of any kind against the Reorganized Debtors, or against the property or interests in property of the Reorganized Debtors on account of any Claim, (iv) commencing or continuing in any manner any action or other proceeding of any kind with respect to any Claims and Causes of Action which are extinguished or released pursuant to the Plan, and (v) taking any actions to interfere with the implementation or consummation of the Plan.


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           (e) Term of Injunctions or Stays. Unless otherwise provided in the
Plan, the Confirmation Order, or a separate order of the Bankruptcy Court, all injunctions or stays arising under or entered during the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, including, but not limited to, the Trading Order, shall remain in full force and effect until the later of the Effective Date and the date indicated in such applicable order.

           (f) Exculpation. None of the Debtors, the Reorganized Debtors, the Postpetition Lenders, the Creditors' Committee, the Equity Committee, the ad hoc committee of equity interest holders, or their respective employees, officers, directors, current or former members, or professionals shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, related to, or arising out of (i) actions that were authorized by the Court in the Chapter 11 Cases and (ii) the preparation or negotiation of the Disclosure Statement, the solicitation of votes in connection with the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct, gross negligence, fraud, criminal conduct, misuse of confidential information that causes damages, or ultra vires acts; provided, however, notwithstanding the foregoing, nothing in the Plan shall be deemed to release or exculpate Deloitte & Touche in connection with claims arising out of or related to Deloitte & Touche's alleged failure to detect and/or disclose material weaknesses in internal controls, accounts payable reconciliation procedures, and write-offs of accounts payable for each of the fiscal years 1997 through 2002. Nothing in section 10.06 of the Plan shall limit the liability of the professionals of the Debtors, the Reorganized Debtors, the Postpetition Lenders, the Creditors' Committee, or the Equity Committee to their respective clients pursuant to DR 6-102 of the Code of Professional Responsibility.

           (g) Avoidance Actions. From and after the Effective Date, the Reorganized Debtors shall have the right to prosecute any avoidance or equitable subordination or recovery actions under sections 105, 502(d), 510, 542, 543, 544(a) (to the extent the applicable law referenced therein contemplates "actual fraud"), 545, 546, 548(a)(1)(A), 549 through 551, and 553 of the Bankruptcy Code that belong to the Debtors or Debtors in Possession. The Reorganized Debtors shall not retain the right to prosecute any Avoidance Actions under sections 544(a) (to the extent the applicable law referenced therein contemplates "constructive fraud"), 547, or 548(a)(1)(B) of the Bankruptcy Code.

           (h) Retention of Causes of Action/Reservation of Rights.

                  (i) Except as limited by Section 10.07 of the Plan, nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights or Causes of Action that the Reorganized Debtors may have or which the Reorganized Debtors may choose to assert on behalf of the estates under any provision of the Bankruptcy Code or any applicable nonbankruptcy law, including, without limitation, (i) any and all Claims against any person or entity, to the extent such person or entity asserts a crossclaim, counterclaim, and/or Claim for setoff which seeks affirmative relief against the Reorganized Debtors, their officers, directors, or representatives, (ii) the turnover of any property of the Debtors' estates, and (iii) Causes of Action


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
against current or former directors, officers, professionals, agents, financial advisors, underwriters, lenders, or auditors relating to acts or omissions occurring prior to the Commencement Date; provided, however, that the Reorganized Debtors shall not retain the right to prosecute any Causes of Action against any of the officers, directors, or employees of the Debtors that are officers, directors, or employees of the Debtors as of the Confirmation Date and such Causes of Action shall be, and shall be deemed to be, extinguished pursuant to the Plan.

                  (ii) Except as limited by section 10.07 of the Plan, nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or relinquishment of any Claim, Cause of Action, right of setoff, or other legal or equitable defense which the Debtors had immediately prior to the Commencement Date, against or with respect to any Claim left unimpaired by the Plan. The Reorganized Debtors shall have, retain, reserve, and be entitled to assert all such Claims, Causes of Action, rights of setoff, and other legal or equitable defenses which the Debtors had immediately prior to the Commencement Date fully as if the Chapter 11 Cases had not been commenced, and all of the Debtors' legal and equitable rights respecting any Claim left unimpaired by the Plan may be asserted by the Reorganized Debtors after the Confirmation Date to the same extent as if the Chapter 11 Cases had not been commenced.

                  Notwithstanding the foregoing, the Debtors shall not retain the right to prosecute any Causes of Action against any of the Postpetition Lenders and such Causes of Action shall be, and shall be deemed to be, extinguished pursuant to the Plan.

4. Common Stock. The Company has 20,373,115 shares of common stock, par value $0.01 per share, issued and outstanding as of January 30, 2006. The ownership of the Company's common stock outstanding immediately prior to the Effective Date will continue to be same on the Effective Date; provided, however, the stock certificates representing shares of common stock of the Company issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall be deemed to be cancelled, and upon the delivery by stockholders of the Company to the Company's transfer agent of a transmittal form accompanied by the certificates representing the Old Common Stock in accordance with the instructions set forth therein, new shares of common stock of the Company (the "New Common Stock") will be issued in the name of the same holders and representing the same number of shares as the Old Common Stock as in effect immediately prior to the Effective Date; provided, further, that the New Common Stock shall contain one or more legends as required by the Company's Certificate of Incorporation and any applicable securities or corporate laws.

5. Information Regarding Assets and Liabilities. Information regarding the assets and liabilities of the Company is hereby incorporated by reference to the Company's monthly operating report attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Commission on January 5, 2006.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

        Exhibit No.                             Exhibit
        -----------                             -------

           2.1 Debtors' First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated December 5, 2005




























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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 2, 2006

                                       FOOTSTAR, INC.

                                       By: /s/ Richard L. Robbins
                                           ------------------------------------
                                           Richard L. Robbins
                                           Senior Vice President of Financial
                                           Reporting and Control




























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                                  EXHIBIT INDEX

   Exhibit No.                              Description
   -----------                              -----------

      2.1 Debtors' First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated December 5, 2005






























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